THE MANAGERS FUNDS
                 INCOME FUNDS

      Supplement dated October 28, 1997
      to Prospectus dated April 1, 1997

The Prospectus is hereby supplemented as follows:

    PURCHASE AND REDEMPTION OF FUND SHARES

The time at which transactions and shares are priced, and the time until which orders are accepted, may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4:00 p.m. Eastern
Standard Time.


October 28, 1997